SECOND QUARTER 2025 RESULTS NASDAQ: FULT Data as of or for the period ended June 30, 2025 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2025 Operating Guidance" contained herein is compri sed of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and other periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

3 Second Quarter 2025 Financial Highlights (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non -GAAP Reconciliation” at the end of this presentation. Productivity: • Disciplined & Profitable Growth • Strong Operating Profitability Metrics • Record Operating Net Income Available to Common Shareholders of $100.6 million or $0.55 per Diluted Share Focus: • Benefits Realization from Strategic Initiatives • Solid Balance Sheet & Liquidity • Ongoing Commitment to Organizational Efficiency 2Q25 1Q25 2Q25 1Q25 Net Income Available to Common Shareholders (dollars in millions) $96.6 $90.4 $100.6 $95.5 Return on Average Assets (annualized) 1.25% 1.18% 1.30% 1.25% Return on Average Tangible Common Equity (annualized; non-GAAP) -- -- 16.26% 15.95% Efficiency Ratio (non-GAAP) -- -- 57.1% 56.7% Non-Interest Expense / Average Assets (annualized) 2.42% 2.40% 2.36% 2.32% Diluted Earnings Per Share $0.53 $0.49 $0.55 $0.52 Pre-Provision Net Revenue ("PPNR") (dollars in millions; non-GAAP) -- -- $136.3 $135.3 PPNR / Average Assets (annualized; non-GAAP) -- -- 1.72% 1.72% GAAP Reported Operating (1)

(1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non -GAAP Reconciliation” at the end of this presentation. 4 Income Statement Summary 2Q25 1Q25 Linked-Quarter Change Net interest income $254,921 $251,187 $3,734 Provision for credit losses 8,607 13,898 (5,291) Non-interest income before investment securities gains (losses) 69,148 67,234 1,914 Securities gains (losses) - (2) 2 Non-interest expense 192,811 189,460 3,351 Income before income taxes 122,651 115,061 7,590 Income taxes 23,453 22,074 1,379 Net income 99,198 92,987 6,211 Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $96,636 $90,425 $6,211 Net income available to common shareholders, per share (diluted) $0.53 $0.49 $0.04 Operating net income available to common shareholders, per share (diluted)(1) $0.55 $0.52 $0.03 Return on average assets ("ROAA") 1.25% 1.18% 0.07% Operating ROAA(1) 1.30% 1.25% 0.05% Return on average common shareholders' equity ("ROAE") 12.46% 11.98% 0.48% Operating ROAE (tangible)(1) 16.26% 15.95% 0.31% Efficiency ratio(1) 57.1% 56.7% 0.4% (dollars in thousands, except per-share data)

• NIM was 3.47% in the second quarter of 2025, increasing four basis points compared to the first quarter of 2025. A decline in the total cost of funds benefited NIM during the quarter. • Loan yield was flat during the second quarter of 2025 compared to the first quarter of 2025, at 5.86%. • Total cost of deposits was 1.98% for the second quarter of 2025, a decrease of five basis points compared to the first quarter of 2025. 5 Net Interest Income and Net Interest Margin (“NIM”) 2Q25 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions) (1) Net interest income on a non-fully taxable-equivalent (“FTE”) basis using a 21% federal tax rate and statutory interest expense disallowances.

6 Non-Interest Income 2Q25 Highlights • Linked quarter increase of $1.9 million • Commercial banking income increased due to activity in merchant and card fee income, cash management fee income and capital markets revenue • Consumer revenue increased primarily due to customer activity • Strong wealth management revenue due to organic growth (dollars in thousands) 2Q25 1Q25 4Q24 3Q24 1Q25 Commercial banking $23,431 $21,329 $22,454 $22,289 $2,102 Wealth management 22,281 21,785 22,002 21,596 496 Consumer banking 14,528 13,068 14,309 14,928 1,460 Mortgage banking 3,991 3,138 3,759 3,142 853 Gain on acquisition, net of tax - - (2,689) (7,706) - Other 4,917 7,914 6,089 5,425 (2,997) Non-interest income before investment securities gains (losses) $69,148 $67,234 $65,924 $59,674 $1,914 Investment securities gains (losses), net - (2) - (1) 2 Total Non-Interest Income $69,148 $67,232 $65,924 $59,673 $1,916 Change Since

Non-Interest Expense

(dollars in thousands)	2Q25	1Q25	4Q24	3Q24	Change Since 1Q25
Salaries and employee benefits	$107,123	$103,526	$107,886	$118,824	$3,597
Data processing and software	18,262	18,599	19,550	20,314	(337)
Net occupancy	16,410	18,207	16,417	18,999	(1,797)
Other outside services	12,009	11,837	14,531	15,839	172
Intangible Amortization	5,460	6,269	6,282	6,287	(809)
FDIC insurance	4,951	5,597	5,921	5,109	(646)
Equipment	4,100	4,150	4,388	4,860	(50)
Professional fees	2,163	(1,078)	3,387	2,811	3,241
Acquisition-related expenses	-	380	9,637	14,195	(380)
Other	22,333	21,973	28,616	18,851	360
Total non-interest expense	**$192,811**	**$189,460**	**$216,615**	**$226,089**	**$3,351**
Non-GAAP Adjustments:					
Less: Intangible amortization	(5,460)	(6,269)	(6,282)	(6,287)	809
Less: Acquisition-related expenses		(380)	(9,637)	(14,195)	380
Less: FDIC special assessment		-	-	16	-
Less: FultonFirst implementation and asset disposals	270	47	(10,001)	(9,385)	223
Operating non-interest expense[(1)]	**$187,621**	**$182,858**	**$190,695**	**$196,238**	**$4,763**

2Q25 Highlights

- Operating non-interest expense up $4.8 million on a linked-quarter basis
- Salaries and employee benefits expense increased primarily due to annual merit increases, one additional calendar day in the second quarter and an increase in incentive compensation expense
- Increase in professional fees was largely driven by a recovery of previously incurred fees in 1Q25
- Negligible FultonFirst implementation costs in 2Q25, with up to $10 million projected for the remainder of 2025

FULTON FINANCIAL CORPORATION

(1) Non-GAAP financial measures. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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8 Asset Quality Provision for Credit Losses Non-Performing Assets (“NPAs”) & NPAs to Assets Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans (1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.

9 (1) Regulatory capital ratios and excess capital amounts as of June 30, 2025 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. (as of June 30, 2025) (dollars in millions) (2) Capital Ratios(1)

2025 Operating Guidance 10 (1) NII is on a non-FTE basis. (2) Excludes non-operating expenses and core deposit intangible (“CDI”) amortization. Income Statement Line Item Expected Range Outlook Non-FTE Net Interest Income ("NII") (1) $1.005 million - $1.025 billion Incorporates Fed Funds Rate cuts of 25 bps in September and 25 bps in December; down from four 25 bps cuts previously [ FTE Adjustment for NIM calculation ] [ ~$17 million annualized ] Low single digit interest earning asset growth Provision for Credit Losses $50 - $70 million Lowering range to reflect actual performance to date and low single digit loan growth Non-Interest Income $265 - $280 million Steady market activity and interest rate environment Non-Interest Expense (Operating) (2) $750 - $765 million Lowering range; represents low single digit increase to 2024 Non-Operating Assumptions: [ 2025 CDI expense ] [ $22.5 million ] [ Non-Operating Expenses ] [ $10 million ] [ Lowering from $14 million previously ] Effective Tax Rate: 18.5% - 19.5% Increasing to reflect updated ranges; previously 18% - 19%

11 Deposit Portfolio That Is Granular, Tenured and Diversified With Significant Liquidity Coverage Deposit Mix By Customer (June 30, 2025) Deposit Portfolio Highlights(1) 881,632 deposit accounts $30,099 average account balance ~9 year average account age 24% net estimated uninsured deposits 270% coverage of net estimated uninsured deposits Deposit Mix By Product(2) (1) As of June 30, 2025. Estimated uninsured deposits net of collateralized municipal deposits and intercompany deposits. For the calculation of the coverage of net estimated uninsured deposits, please refer to the slide titled “Liquidity Profile.” (2) Deposit balances are ending balances. (dollars in millions)

12 Balance Sheet Maintains Flexibility (1) Time deposits include brokered certificates of deposit (“CDs”). Time deposits provide gradual tailwind in current environment Deposit Mix by Product Type(1) (June 30, 2025) Loan Mix by Rate Type (June 30, 2025) The majority of adjustable-rate loans reprice beyond two years CD Maturities (next twelve months) Balance (dollars in millions) Average Cost (%) 3rd Quarter 2025 $1,817 4.19% 4th Quarter 2025 1,453 3.96% 1st Quarter 2026 684 3.56% 2nd Quarter 2026 553 3.38% Total $4,507 3.92% Loans by Rate Type Balance (dollars in millions) Weighted Average Contractual Repricing Date (years) Variable $10,082 0.06 Fixed 8,215 N/A Adjustable 5,715 4.33

The Loan Portfolio Remains Diversified and Granular With Low Office Concentration at 3% of Total Loans 13 (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Geographically Diverse by MSA(2)Maturing Over Time Total Loan Portfolio (June 30, 2025) Office Only Profile Total Office Loan Commitments: $803 million Total Office Loans Outstanding: $757 million Average Loan Size: $2.2 million Weighted Average loan-to-value(1) ("LTV"): 63% Weighted Average Debt Service Coverage Ratio ("DSCR"): 1.36x Class A: 34% Class B: 31% Class C: 9% Not Classified: 26%

Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV and Solid DSCR 14 Diversified by Geographical MSA(2) Total Loan Portfolio (June 30, 2025) Multi-Family Profile Maturing Over Time (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Total Multi-Family Loan Commitments: $2.2 billion Total Multi-Family Loans Outstanding: $1.9 billion Average Loan Size: $3.3 million Weighted Average LTV(1): 61% Weighted Average DSCR: 1.32x Class A: 48% Class B: 16% Class C: 6% Not Classified: 30%

Estimated Uninsured Deposits June 30, 2025 Total Deposits 26,138$ Estimated Uninsured Deposits 9,242$ Estimated Uninsured Deposits to Total Deposits 35% Estimated Uninsured Deposits 9,242$ Less: Collateralized Municipal Deposits (3,080) Net Estimated Uninsured Deposits(4) 6,162$ Net Estimated Uninsured Deposits to Total Deposits 24% Committed Liquidity to Net Estimated Uninsured Deposits 166% Available Liquidity to Net Estimated Uninsured Deposits 270% Available Liquidity June 30, 2025 Cash On-Hand(1) 484$ Federal Reserve Capacity 3,929 Total Available @ Federal Reserve 3,929$ FHLB Borrowing Capacity 11,229 Advances(2) (816) Letters of Credit (4,133) Total Available @ FHLB 6,280$ Total Committed Liquidity 10,209$ Fed Funds Lines 2,576 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,576$ Brokered Deposit Capacity(3) 4,167 Brokered & Wholesale Deposits (817) Total Brokered Deposit Availability 3,350$ Total Uncommitted Available Liquidity 5,926$ Total Available Liquidity 16,619$ • Robust liquidity profile with additional capacity at the Federal Reserve, FHLB and other available funding sources • Total available liquidity significantly exceeds net estimated uninsured deposits • On balance sheet liquidity remains a focus 15 Liquidity Profile (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. (dollars in millions) (dollars in millions)

16 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidatedfinancial statements in their entirety. Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Operating net income available to common shareholders Net income available to common shareholders 96,636$ 90,425$ Less: Other revenue (9) (122) Plus: Core deposit intangible amortization 5,346 6,155 Plus: Acquisition-related expense - 380 Plus: FultonFirst implementation and asset disposals (270) (47) Less: Tax impact of adjustments (1,064) (1,337) Operating net income available to common shareholders (numerator) 100,639$ 95,454$ Weighted average shares (diluted) (denominator) 183,813 184,077 Operating net income available to common shareholder, per share (diluted) 0.55$ 0.52$

17 Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Operating return on average assets Net income 99,198$ 92,987$ Less: Other revenue (9) (122) Plus: Core deposit intangible amortization 5,346 6,155 Plus: Acquisition-related expense - 380 Plus: FultonFirst implementation and asset disposals (270) (47) Less: Tax impact of adjustments (1,064) (1,337) Operating net income (numerator) 103,201$ 98,016$ Total average assets 31,901,574$ 31,971,601$ Less: Average net core deposit intangible (71,282) (77,039) Total Operating average assets (denominator) 31,830,292$ 31,894,562$ Operating return on average assets (1) 1.30% 1.25% (1) Annualized.

18 Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Operating non-interest expense to total average assets Non-interest expense 192,811$ 189,460$ Less: Intangible amortization (5,460) (6,269) Less: Acquisition-related expense - (380) Less: FultonFirst implementation and asset disposals 270 47 Operating non-interest expense (numerator) 187,621$ 182,858$ Total average assets (denominator) $31,901,574 $31,971,601 Operating non-interest expense to total average assets (1) 2.36% 2.32% (1) Annualized.

19 Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Pre-provision net revenue to average assets Plus: Net interest income 254,921$ 251,187$ Plus: Non-interest income 69,148 67,232 Less: Non-interest expense (192,811) (189,460) Less: Other revenue (9) (122) Plus: Core deposit intangible amortization 5,346 6,155 Plus: Acquisition-related expense - 380 Plus: FultonFirst implementation and asset disposals (270) (47) Pre-provision net revenue (numerator) 136,325$ 135,325$ Total average assets $31,901,574 $31,971,601 Less: Average net core deposit intangible (71,282) (77,039) Average assets (denominator) 31,830,292$ 31,894,562$ Pre-provision net revenue to average assets (1) 1.72% 1.72% (1) Annualized.

20 Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders 96,636$ 90,425$ Less: Other revenue (9) (122) Plus: Intangible amortization 5,460 6,269 Plus: Acquisition-related expense - 380 Plus: FultonFirst implementation and asset disposals (270) (47) Less: Tax impact of adjustments (1,088) (1,361) Adjusted net income available to common shareholders (numerator) 100,729$ 95,544$ Average Shareholders' equity 3,304,015$ 3,254,125$ Less: Average goodwill and intangible assets (626,383) (632,254) Less: Average preferred stock (192,878) (192,878) Average tangible common shareholders' equity (denominator) 2,484,754$ 2,428,993$ Operating return on average common shareholders' equity (tangible) (1) 16.26% 15.95% (1) Annualized.

21 Non-GAAP Reconciliation Three months ended (dollars in thousands) Jun 30 Mar 31 2025 2025 Efficiency ratio Non-interest expense 192,811$ 189,460$ Less: Acquisition-related expense - (380) Less: FultonFirst implementation and asset disposals 270 47 Less: Intangible amortization (5,460) (6,269) Operating non-interest expense (numerator) 187,621$ 182,858$ Net interest income 254,921$ 251,187$ Tax equivalent adjustment 4,389 4,340 Plus: Total non-interest income 69,148 67,232 Less: Other revenue (9) (122) Plus: Investment securities (gains) losses, net - 2 Total revenue (denominator) 328,449$ 322,639$ Efficiency ratio 57.1% 56.7%

22 Non-GAAP Reconciliation (dollars in thousands, except per share data) Jun 30 Mar 31 2025 2025 Common shareholders' equity (tangible), per share Shareholders' equity 3,329,246$ 3,274,321$ Less: Preferred stock (192,878) (192,878) Less: Goodwill and intangible assets (623,729) (629,189) Tangible common shareholders' equity (numerator) 2,512,639$ 2,452,254$ Shares outstanding, end of period (denominator) 182,379 182,204 Common shareholders' equity (tangible), per share 13.78$ 13.46$